EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of IMH Financial Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, each hereby certify, to the best of our knowledge, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IMH Financial Corporation

By:	/s/ William Meris
William Meris
Chief Executive Officer

By:	/s/ Steven Darak
Steven Darak
Chief Financial Officer

Dated:	November 12, 2013